FREMONT SMALL BUSINESS LOAN MASTER TRUST
FREMONT FINANCIAL CORPORATION - AS SERVICER
PAYMENT DATE STATEMENT

SETTLEMENT PERIOD:  APR-99         PAYMENT DATE:  5/17/99
AS OF THE RECORD DATE:
Series C Invested Amount ..................................................     $  135,000,000
Series C Pool Factor ......................................................     1.000000000000

Series D (Class A and B) Invested Amount ..................................     $  109,260,000
Series D (Class A and B) Pool Factor ......................................     1.000000000000

Subordinated Series 1995-1 Invested Amount ................................     $   30,000,000
Subordinated Series 1995-1 Pool Factor ....................................     1.000000000000

Variable Funding Certificate (VFC) Invested Amount ........................     $   52,000,000

FOR THE SETTLEMENT PERIOD:                                                                         PER $1,000
                                                                                                   ----------
Gross Collections for the Settlement Period ...............................     $  256,379,697     $   785.81
Defaulted Amount for the Settlement Period ................................                  0           0.00
Recoveries for the Settlement Period ......................................                  0           0.00

CERTIFICATE/FEE DISTRIBUTION ON: 5/17/99
     Interest on the Series C Certificates ................................     $   631,950.00     $     1.94
     Interest on the Series D - Class A Certificates ......................         458,333.33           1.40
     Interest on the Subordinated Series 1995-1 Certificates ..............         156,700.00           0.48
     Interest on the Series D - Class B Certificates ......................          46,721.84           0.14
     Principal of the Series C Certificates ...............................               0.00           0.00
     Principal of the Series D - Class A Certificates .....................               0.00           0.00
     Principal on the Subordinated Series 1995-1 Certificates .............               0.00           0.00
     Principal of the Series D - Class B Certificates .....................               0.00           0.00
     Servicing Fee ........................................................         593,911.92           1.82
                                                                                --------------     ----------
                         Total of distributions ...........................     $ 1,887,617.09     $     5.78
                                                                                ==============     ==========
VFC ACTIVITY FOR THE APRIL 1999 SETTLEMENT PERIOD:
     Beginning principal of the Variable Funding Certificate ..............     $49,000,000.00
     Principal from the Variable Funding Certificateholder ................      11,000,000.00
     Principal to the Variable Funding Certificateholder ..................     ( 8,000,000.00)
                                                                                --------------
     Ending principal of the Variable Funding Certificate .................     $52,000,000.00
                                                                                ==============

     Interest for the Settlement Period for the VFC .......................     $   237,774.15     $    0.73
     Liquidity Fees for the Settlement Period for the VFC .................          18,652.80          0.06
                                                                                --------------     ----------
     Total VFC Interest and Liquidity Fees for the Settlement Period ......     $   256,426.95     $    0.79
                                                                                ==============     ==========
AS OF THE END OF THE APRIL 1999 SETTLEMENT PERIOD:
Subordinated Amounts:
    Series C Certificates .................................................     $   31,666,667
    Series D - Class A Certificates .......................................     $   23,456,790
    Variable Funding Certificate  (VFC) ...................................     $   12,197,531
Aggregate Subordinated Transferor Amount ..................................     $   42,395,367

Cash Collateral Account balance ...........................................     $            0
Collection Account balance ................................................     $    2,282,000
Excess Funding Account balance ............................................     $    4,400,000

  -   Amounts per $1,000 are in relation to the aggregated Invested Amount (Series C and D, the VFC and Subordinated Series
      1995-1) as of the Record Date.
  -   Interest is for the Interest Accrual Period ending May 16th.
  -   The Series C Certificate Rate was 5.26625% for this Interest Accrual Period.
  -   The Series D - Class A Certificate Rate was 5.15625% for this Interest Accrual Period.
  -   The Subordinated Series 1995-1 Certificate Rate was 5.87625% for this Interest Accrual Period.
  -   The Series D - Class B Certificate Rate was 5.67625% for this Interest Accrual Period.